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                                                                      Exhibit 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated June 21, 2001, included in this Form 11-K for the year ended December 31, 2000, into Harrah's previously filed Registration Statement File No. 33-59975.

                                                /s/ Arthur Andersen LLP

Memphis, Tennessee,
June 21, 2001.